UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Foot Locker, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, schedule or registration statement no.:

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	(4)	Date filed:

112 WEST 34TH STREET, NEW YORK, NEW YORK 10120

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on Wednesday, May 21, 2008

You can view the Annual Report and Proxy Statement
for Foot Locker, Inc. on the Internet:

http://bnymellon.mobular.net/bnymellon/fl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

     The 2008 Annual Meeting of Shareholders of Foot Locker, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 112 West 34th Street, New York, New York 10120, on Wednesday, May 21, 2008, at 9:00 A.M. (local time).

     Proposals to be considered at the Annual Meeting:

(1)	to elect two members to the Board of Directors to serve for three-year terms;

(2)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year;

(3)	to approve the Foot Locker Annual Incentive Compensation Plan, as Amended and Restated; and

(4)	to transact such other business that may properly come before the meeting and at any adjournment or postponement.

The Board of Directors recommends a vote “FOR” Items 1, 2, and 3.

The Board of Directors has fixed the close of business on March 28, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter your control number

     Directions to attend the annual meeting where you may vote in person can be found on the last page of the Foot Locker, Inc. 2008 Proxy Statement prior to Appendix A.

     If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before May 8, 2008 to facilitate a timely delivery.

The following Proxy Materials are available for you to review online at:
http://bnymellon.mobular.net/bnymellon/fl.

  the Company’s 2008 Proxy Statement (including all attachments thereto);

  the Company 2007 Annual Report/Form 10-K; and

  any amendments to the foregoing materials that are required to be furnished to shareholders.

     To request a paper copy of the Proxy Materials, please call 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/fl.

ACCESSING YOUR PROXY MATERIALS ONLINE

     YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Foot Locker, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/fl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.